BONUS ARRANGEMENTS

The following bonus arrangements have been made for the officers named with respect to profits of the Company for fiscal year 1996:

                         Regular Bonus       Super Bonus(1)

     Mr. Adler           $30,000                  N/A
                         plus 7%
                         of any excess

     Mr. Montano         $19,500                  N/A
                         plus 4%
                         of any excess

     Mr. Mason           $18,500                  N/A
                         plus 4%
                         of any excess

     Ms. Drury           5% of salary             10% of salary

     Mr. Lefeld          5% of salary             10% of salary

     Mr. Galastro        $5,000 plus              $7,500 plus
                         3% of excess             4% of excess
                         over budgeted            over budgeted
                         profit for his           profit for his
                         department               department

     Mr. Swartz          $7,500 plus              $11,000 plus
                         3% of excess             4% of excess
                         over budgeted            over budgeted
                         profit for his           profit for his
                         department and           department and
                         1% of dollars            2% of excess
                         over budgeted            over budgeted
                         profit for wholesale     profit for wholesale
                         department               department


(1) The `regular bonus'' and the ``super bonus'' are based on target levels for corporate profits. If corporate profits reach the `regular bonus'' level, the named officer will get the `regular bonus'' indicated. If corporate profits reach the `super bonus'' level, the named officer will get only the ``super bonus".